UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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The Procter & Gamble Company

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(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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The following advertisement appeared in the Cincinnati Enquirer on September 14, 2017. The Procter & Gamble Company may distribute this advertisement in various communications or through various outlets from time to time:

For nearly two centuries, Procter & Gamble has been a part of the fabric of the Cincinnati community. P&G employees are our friends, our neighbors, our volunteers, and our committed supporters. And today, in the face of a threat to the company’s future, one that could profoundly affect our community, we want to make one thing clear: We stand with P&G.

No matter where you look in Cincinnati, you’ll see the influence of innovative and committed P&G leaders. Our United Way, one of the most generous in the country, was started by P&G executives. Walk down Vine Street and experience revitalized neighborhoods, thanks to forward-thinking P&G leadership that continues to drive ongoing progress. Our arts organizations are ranked among the best in the world, with much thanks to the volunteer hours that come from talented P&G marketers.

P&G and its employees invest millions each year to support arts and innovation across the Cincinnati region. P&G is steeped in its commitment to keeping Cincinnati one of the nation’s most culturally vibrant, transformative, world-class corporate headquarter regions. Chances are, if there’s a school or a community group that you care about, a P&G employee is playing a key role.

None of us wants to consider the devastating impact of a corporate raider’s proposal: that P&G be broken into parts, dramatically reducing the company’s size and presence in Cincinnati. None of us wants to imagine a Cincinnati region without the generous, thoughtful, and strategic leadership that P&G provides to the priorities our region values most.

Cincinnatians value determination and meet challenges head on. P&G has done just that. It is a different company than it was just a few years ago. P&G is executing a winning strategy for the future and now is the time to focus on accelerating that momentum.

We know firsthand that P&G employees are deeply engaged across Cincinnati as innovators, volunteers, board leaders, givers, creators, mentors, encouragers, and believers. Their energy, passion, and innovative spirit is infectious. Put simply, the best of Cincinnati has always been reflected by our 10,000 neighbors who lead Procter & Gamble.

We stand with them today because they stand with us, always.

Stephen G. Leeper, President & CEO, 3CDC
Alecia Kintner, President & CEO, ArtsWave
Tamara Harkavy, CEO & Artistic Director, ArtWorks
Cameron Kitchin, Louis and Louise Dieterle Nippert Director, Cincinnati Art Museum
Steve Loftin, President, Cincinnati Arts Association
Scott Altman, President & CEO, Cincinnati Ballet
Gary Z. Lindgren, Executive Director, Cincinnati Business Committee and Cincinnati Regional Business Committee
Gwen L. Robinson, President & CEO, Cincinnati Hamilton County Community Action Agency
Elizabeth Pierce, CEO, Cincinnati Museum Center
Joseph Santangelo and Frances DiBattista, Festival Directors, Cincinnati Music Festival
Patricia K. Beggs, General Director & CEO, Cincinnati Opera
Laura Mitchell, Superintendent, Cincinnati Public Schools
Jay Woffington, Executive Director, Cincinnati Shakespeare Company
Monica J. Posey, MBA, EdD, President, Cincinnati State Technical and Community College
Dan Lincoln, President & CEO, Cincinnati USA Convention & Visitors Bureau
Jill P. Meyer, President & CEO, Cincinnati USA Regional Chamber
Linda Antus, CTA, President & CEO, Cincinnati USA Regional Tourism Network
Jane Keller, President & CEO, Cincinnati Youth Collaborative

Thane Maynard, Director, Cincinnati Zoo and Botanical Gardens
Wendy Lea, CEO, Cintrifuse
Raphaela Platow, Alice and Harris Weston Director, Contemporary Arts Center
David Ginsburg, President & CEO, Downtown Cincinnati Inc.
Pam Green, President & CEO, Easterseals
Doug Moormann, President, EACC Board of Directors, European American Chamber of Commerce
Kurt Reiber, President & CEO, Freestore Foodbank
Catalin Macarie, Chair of Board, Greater Cincinnati Chinese Chamber of Commerce
Laura N. Brunner, President & CEO, Greater Cincinnati Redevelopment Authority
Alfonso Cornejo, President & CEO, Hispanic Chamber Cincinnati USA
Daniel Rajaiah, Executive Director, Indian American Chamber of Commerce of Cincinnati
O’dell Moreno Owens, MD, President & CEO, Interact for Health
Anne Golden, Executive Director, Japan American Society of Greater Cincinnati
Shep Englander, President, Jewish Federation of Cincinnati
H. James Williams, PhD, President, Mount St. Joseph University
Dan Hurley, Interim President, National Underground Railroad Freedom Center
Brent Cooper, President & CEO, Northern Kentucky Chamber of Commerce

Eric Summe, CDME, CTA, President & CEO, Northern Kentucky CVB
Kris Knochelmann, Chairman, Northern Kentucky Tri-ED
Kelly Adamson, Executive Director, Over-the-Rhine Chamber of Commerce
Johnna Reeder, President & CEO, REDI Cincinnati
Julie Calvert, Executive Director, Source Cincinnati
Byron P. White, Executive Director, StrivePartnership
Deborah Emont Scott, Louise Taft Semple President & CEO, Taft Museum of Art
Neil Tilow, CEO, Talbert House
Eric H. Kearney, President & CEO, The Greater Cincinnati & Northern Kentucky African American Chamber of Commerce
Ellen M. Katz, President & CEO, The Greater Cincinnati Foundation
Tara Noland, Executive Director, The GreenLight Fund
Craig Brammer, Chief Executive Officer, The Health Collaborative
Robert C. Reifsnyder, President, United Way of Greater Cincinnati
Neville Pinto, PhD, President, University of Cincinnati
Donna Jones Baker, President & CEO, Urban League of Greater Southwestern Ohio
Fr. Michael Graham, SJ, President, Xavier University
Jorge Perez, President & CEO, YMCA

Important Additional Information and Where to Find It

The Company has filed a definitive proxy statement on Schedule 14A and form of associated BLUE proxy card with the Securities and Exchange Commission (“SEC”) in connection with the solicitation of proxies for its 2017 Annual Meeting of Shareholders (the “Definitive Proxy Statement”). The Company, its directors and certain of its executive officers will be participants in the solicitation of proxies from shareholders in respect of the 2017 Annual Meeting. Information regarding the names of the Company’s directors and executive officers and their respective interests in the Company by security holdings or otherwise is set forth in the Definitive Proxy Statement. Details concerning the nominees of the Company’s Board of Directors for election at the 2017 Annual Meeting are included in the Definitive Proxy Statement. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SHAREHOLDERS OF THE COMPANY ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH OR FURNISHED TO THE SEC, INCLUDING THE COMPANY’S DEFINITIVE PROXY STATEMENT AND ANY SUPPLEMENTS THERETO AND ACCOMPANYING BLUE PROXY CARD, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Shareholders may obtain a free copy of the Definitive Proxy Statement and other relevant documents that the Company files with the SEC from the SEC’s website at www.sec.gov or the Company’s website at http://www.pginvestor.com as soon as reasonably practicable after such materials are electronically filed with, or furnished to, the SEC.